UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2019

SUNNYSIDE BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55005	46-3001280
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

56 Main Street, Irvington, New York	10533
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 591-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.07	Submission of Matters to a Vote of Security Holders

On June 12, 2019, the 2019 Annual Meeting of Stockholders of Sunnyside Bancorp, Inc. (the “Company”) was held at the DoubleTree by Hilton Hotel Tarrytown, located at 455 South Broadway, Tarrytown, New York at 9:30 a.m., local time. The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 30, 2019. The final results of the shareholder votes are as follows:

Proposal 1 – Election of Directors

The shareholders elected each director nominated to serve for a term of three years as follows:

	For	Withheld	Broker-Non Votes

Deborah J. Elliot	399,662	108,477	245,386

Walter G. Montgomery	335,244	172,895	245,386

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of the appointment of Fontanella Associates LLC, as the Company’s independent registered public accounting firm for the year ending December 31, 2019 as follows:

For	Against	Abstain

702,919	48,295	2,311

Proposal 3 – A non-binding proposal to give advisory approval regarding the compensation of the Company’s named executive officers

The shareholders approved the resolution regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement as follows:

For	Against	Abstain	Broker-Non Votes

436,472	43,398	28,269	245,386

Proposal 4 – A non-binding proposal to give advisory approval on the frequency at which the Company should include an advisory vote regarding the Company’s named executive officers

The shareholders approved the resolution on the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers as disclosed in the proxy statement as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
493,595	7,414	775	6,355	245,386

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUNNYSIDE BANCORP, INC.

DATE: June 18, 2019	By:	/s/ Timothy D. Sullivan
Timothy D. Sullivan
President and Chief Executive Officer